2023 Year-end Earnings Conference Call February 8, 2024 EXHIBIT 99.2

Safe harbor statement 2 The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated or budgeted. Many factors may impact forward-looking statements including, but not limited to, the following: the impact of regulation by the EPA, EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility in prices in international steel markets and in prices of environmental attributes generated from renewable natural gas investments on the operations of DTE Vantage; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets and customer data against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning trust and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; impacts of inflation and the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena, including climate change, on operations and sales to customers, and purchases from suppliers; unplanned outages at our generation plants; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; successful execution of new business development and future growth plans; contract disputes, binding arbitration, litigation, and related appeals; the ability of the electric and gas utilities to achieve net zero emissions goals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section in DTE Energy’s public filings with the Securities and Exchange Commission.

Participants 3 Jerry Norcia – Chairman and CEO Dave Ruud – Executive Vice President and CFO Barbara Tuckfield – Director of Investor Relations

4 Continuing best-in-class engagement, health and safety of our employees ✓ Received Gallup Great Workplace Award for 11th consecutive year ✓ Named one of Metro Detroit’s Best and Brightest Companies to Work For Addressing our customers’ most vital needs ✓ Distribution Grid Plan (DGP) provides roadmap to improved reliability and accelerated automation; improved reliability by 33% in 2023 on upgraded circuits ✓ Integrated Resource Plan (IRP) supports transition to cleaner energy future while providing $2.5 billion in reduced future costs to customers ✓ Energy policy drives Michigan’s clean energy future; consistent with IRP ✓ Historic investments in utility infrastructure exceed strong cash generated by our businesses, as supported by regulatory construct Supporting our communities ✓ Named one of the most community-minded companies in the U.S. with Points of Light’s Civic 50 award for the 6th consecutive year Delivering premium shareholder returns ✓ Increased 5-year utility capital investment by $2 billion over previous plan ✓ 2024 operating EPS1 guidance provides 7% growth from 2023 original guidance midpoint; long-term operating EPS growth rate target of 6% - 8% through 2028 Highly engaged team committed to delivering best-in-class results for our customers, communities and investors 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Source: Energy Information Administration (EIA) 1.2% 5.3% 6.5% DTE Electric Great Lakes average National average ~$25 billion DTE Electric DTE Gas DTE Vantage $20 $3.7 $1.0 - $1.5 95% of 5-year investment plan in utilities 2024 - 2028 (billions) 10-year investment plan of over $50 billion Electric bill increase well below national average Average annual residential bill growth since 20202

DTE Electric: transformational investments in distribution and generation 5 $4 $4 $9 $9 $5 $7 2023 - 2027 prior plan 2024 - 2028 current plan Base infrastructure Cleaner generation $18 DTE Electric investment (billions) $20 Distribution infrastructure 1. Definition of net zero included in the appendix Capital investment plan focused on building the grid of the future and transitioning to cleaner generation • DGP outlines detailed roadmap to increase reliability by over 60% over the next 5 years − Continuing accelerated tree trimming; over 5,000 miles of trees trimmed in 2023 − Continuing preventative maintenance by upgrading more than 10,000 miles of infrastructure; upgraded more than 1,300 miles in 2023 − Advancing infrastructure rebuild by accelerating the replacement of 4.8kV system and pursuing undergrounding − Enhancing grid automation by accelerating installation of 10,000 smart grid devices to greatly reduce outage duration • Transforming generation by targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero1 by 2050 − Cleaner generation investment driven by expanded renewables and utility-scale energy storage; provides more affordable energy for customers over the long term − Renewable investment supports continued success of MIGreenPower voluntary program which allows customers to attribute up to 100% of electric use to renewable sources

DTE Gas: replacing aging infrastructure to ensure reliability and transition to net zero emissions 6 Gas renewal program Base infrastructure $1.6 $1.6 $2.0 $2.1 2023 - 2027 prior plan 2024 - 2028 current plan $3.6 $3.7 DTE Gas investment (billions) Capital investment focused on infrastructure improvements and decarbonization • Significant investment recovered through Infrastructure Recovery Mechanism (IRM) to support main renewal − Renewed over 1,700 miles since program inception − Gas renewal investments minimize leaks and reduce costs • Base infrastructure investments enhance transmission, compression, distribution and storage • Targeting to reduce GHG emissions by 65% by 2030, 80% by 2040 and net zero by 2050 − Natural Gas Balance program empowers customers to manage their carbon footprint using both carbon offsets and RNG

DTE Vantage: strategic focus on decarbonization solutions for customers 1. Renewables includes wood and landfill gas facilities 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 7 JN Capitalizing on a growing preference for cleaner, more efficient energy • Strong development pipeline in RNG, large custom energy solutions and carbon capture and sequestration projects − Expanded long-term, fixed fee custom energy solutions agreement with Ford Motor Company in Tennessee to build, own, operate and maintain its central utility plant and distribution infrastructure − Inflation Reduction Act (IRA) improves opportunities in decarbonization as enhanced tax credits allow carbon capture, RNG and combined heat and power to be more economic − Strong RNG market growth supported by the federal RFS and California’s LCFS Long-term growth driven by a combination of custom energy solutions, RNG/renewables1 and new decarbonization opportunities • Targeting operating earnings2 growth of over $15 million annually − 2024 guidance of $125 - $135 million − 2028 operating earnings projection of $200 - $210 million • $1.0 - $1.5 billion capital investment 2024 - 2028

2023 operating earnings1 variance 8 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2022 2023 Variance Primary drivers DTE Electric $961 $791 ($170) Warmer winter weather, cooler summer weather, higher storm expenses, higher rate base costs, lower sales and 2022 accelerated deferred tax amortization offset by one-time O&M cost reductions DTE Gas 272 294 22 One-time O&M cost reductions and IRM revenue offset by warmer weather and higher rate base costs DTE Vantage 93 153 60 RNG and steel related earnings Energy Trading 14 105 91 Physical power portfolio performance Corporate & Other (144) (159) (15) Interest expense DTE Energy $1,196 $1,184 ($12) Operating EPS $6.10 $5.73 ($0.37) Avg. Shares Outstanding 196 206 (millions, except EPS) Overcame majority of unprecedented headwinds in 2023 without sacrificing reliability or commitment to customer service

2024 operating EPS1 guidance midpoint provides 7% growth over 2023 original guidance midpoint 9 (millions, except EPS) 2023 original guidance 2024 guidance DTE Electric $1,010 - $1,030 $1,100 - $1,120 DTE Gas 262 - 272 295 - 305 DTE Vantage 115 - 125 125 - 135 Energy Trading 20 - 30 30 - 40 Corporate & Other (150) - (136) (195) - (185) DTE Energy $1,257 - $1,321 $1,355 - $1,415 Operating EPS $6.09 - $6.40 $6.54 - $6.83 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Maintaining strong cash flows, balance sheet and credit profile 10 Credit ratings S&P Moody’s Fitch DTE Energy (unsecured) BBB Baa2 BBB DTE Electric (secured) A Aa3 A+ DTE Gas (secured) A A1 A Strong balance sheet supports robust customer-focused investment agenda • Investment is primarily funded with consistent, healthy cash flows • Targeting minimal equity issuances of $0 - $100 million annually through 2026 • Effectively managing near-term debt maturities to support long-term plan • Maintaining solid investment-grade credit ratings; targeting 15% - 16% FFO / Debt1 1. Funds from Operations (FFO) is calculated using operating earnings, debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes as equity

Increased utility investment focused on improved reliability and cleaner generation; well-positioned for long-term growth 11 ✓ Highly engaged team committed to delivering best-in-class results for our customers, communities and investors ✓ Customer-focused capital investments support building the grid of the future and cleaner energy transition ✓ Utility investment and affordability commitment support long-term growth ✓ 2024 operating EPS1 guidance provides 7% growth from 2023 original guidance midpoint ✓ Long-term operating EPS growth rate target of 6% - 8% through 2028, with 2023 original guidance midpoint as the base ✓ 2024 annualized dividend of $4.08 per share is in line with operating EPS growth ✓ Strong balance sheet and solid investment-grade credit profile support capital investment plan 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix Operating EPS guidance midpoint $6.25 $6.69 2023 original guidance 2024 guidance

12 Appendix

2023 actuals 2024 guidance DTE Electric Base infrastructure $943 $630 New generation 591 1,200 Distribution infrastructure 1,593 1,550 $3,127 $3,380 DTE Gas Base infrastructure $398 $380 Gas renewal program 347 335 $745 $715 Non-utility $167 $550 - $650 Total $4,039 $4,645 - $4,745 2023 actuals 2024 guidance Cash from operations1 $3.2 $3.3 Capital expenditures (4.0) (4.7) Free cash flow ($0.8) ($1.4) Dividends (0.8) (0.8) Other (0.1) - Net cash ($1.7) ($2.2) Debt financing Issuances $3.3 $4.3 Redemptions (1.6) (2.1) Total debt financing $1.7 $2.2 Cash flow and capital expenditures 13 (millions) Cash flow Capital expenditures (billions) 1. Includes equity issued for employee benefit programs

Weather impact on sales 14 1. DTE Electric 2022 weather normalized data based on 2006 – 2020 weather and 2023 weather normalized data based on 2007 – 2021 weather 2. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 3. DTE Gas 2022 weather normalized data based on 2007 – 2021 weather and 2023 weather normalized data based on 2008 – 2022 weather Cooling degree days1 Operating earnings2 impact of weather Weather normal sales1 DTE Electric Heating degree days3 Operating earnings2 impact of weather DTE Gas (GWh) 2022 2023 % Change Residential 15,647 15,313 (2.1%) Commercial 19,011 18,923 (0.5%) Industrial 10,213 10,273 0.6% Other 210 204 (2.9%) 45,081 44,713 (0.8%) (millions) (per share) 4Q YTD 4Q YTD 2022 ($3) $25 ($0.02) $0.13 2023 ($11) ($106) ($0.05) ($0.52) (millions) (per share) 4Q YTD 4Q YTD 2022 ($4) $11 ($0.02) $0.06 2023 ($20) ($52) ($0.10) ($0.25) 2022 2023 % Change Actuals 980 703 (28%) Normal 899 913 2% Deviation from normal 9% (23%) 4Q 2022 4Q 2023 % Change 2022 2023 % Change Actuals 2,108 1,924 (9%) 6,422 5,564 (13%) Normal 2,177 2,179 0% 6,314 6,319 0% Deviation from normal (3%) (12%) 2% (12%)

3Q 20231H 20234Q 2022 Overcame a significant portion of the ~$400 million of unprecedented operating earnings1 headwinds in 2023 15 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix • Lower-than-expected rate order received in 2022 driven by difference in sales forecast: $100 million • Historical winter storms: $92 million • 4th warmest 1Q winter in over 60 years and cooler spring weather: $73 million • Additional storms: $53 million • One of the coolest summers in over 20 years: $53 million • Implemented significant one-time O&M actions and created opportunities throughout the portfolio • Through 1H, identified offsets to headwinds to achieve midpoint of original guidance while remaining focused on customer service excellence • Continued earnings pressure drove a revision to operating EPS guidance in 3Q • Overcame majority of additional headwinds from warmer than normal weather in 4Q H e a d w in d s A c ti o n s 4Q 2023 Overcame ~$300 million of headwinds with significant response • One of the warmest 4Q winters in over 60 years: $31 million ~$400 million of unprecedented headwinds faced throughout the year

IRP supports transition to cleaner energy future while focusing on reliability and affordability Accelerating path to cleaner generation… …while continuing to focus on customer affordability and economic development • Transforming generation by targeting carbon emission reductions of 85% in 2032, 90% by 2040 and net zero by 2050 • Ceasing coal use at Belle River by 2026; converting to 1,300 MW natural gas peaking resource • Retiring two coal units at Monroe in 2028; accelerating retirement of remaining two units from 2035 to 2032; studying a range of replacement technology solutions • Accelerating the development of energy storage, targeting 780 MW through 2030 and 1,830 MW by 2042 • Developing 6,500 MW of solar and 8,900 MW of wind by 2042 • Investing over $11 billion in the next 10 years in the cleaner energy transition, supporting more than 32,000 Michigan jobs • Developing more than 15,000 MW of Michigan-generated renewable energy by 2042, the equivalent of powering approximately 4 million homes • Directing an additional $110 million to support most vulnerable customers − $70 million over the next four years for energy efficiency programs, $30 million over 15 years for bill assistance and $8 million over the next four years for home repairs to facilitate cleaner energy • Reducing future costs to customers by up to $2.5 billion 16

Energy policy drives Michigan’s clean energy future and supports our cleaner energy journey • Accelerates the pace of decarbonization and deployment of renewables − Renewable compliance standard of 50% by 2030 and 60% by 2035 − Clean energy standard of 80% by 2035 and 100% by 2040 − Allows MPSC to approve emerging low and zero carbon technologies, including carbon capture and sequestration − Sets 2,500 MW statewide energy storage target − Raises energy efficiency targets and increases incentives − Provides flexibility in meeting targets and off-ramps for resource adequacy, excessive cost and feasibility − Allows financial compensation mechanism on power purchase agreements for renewable energy and energy storage • Supportive of IRP plan and clean energy goals 17

2022 and 2023 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 18 Adjustments key A) MPSC disallowance of certain capital project costs previously recorded — recorded in Operating Expenses — Asset (gains) losses and impairments, net B) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility C) Adjustment to Income Tax Expense due to a tax law change in West Virginia D) Adjustment to Income Tax Expense due to a tax law change in Massachusetts E) (Gain) loss on sale of assets — recorded in Operating Expenses — Asset (gains) losses and impairments, net F) One-time benefit expenses — recorded in Other (Income) and Deductions — Non-operating retirement benefits, net 1. Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 19 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings is a non-GAAP measure and should be viewed as a supplement and not a substitute for reported earnings, which represents the company’s net income and the most comparable GAAP measure. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Definition of net zero Goal for DTE Energy's utility operations and gas suppliers at DTE Gas that any carbon emissions put into the atmosphere will be balanced by those taken out of the atmosphere. Achieving this goal will include collective efforts to reduce carbon emissions and actions to offset any remaining emissions. Progress towards net zero goals is estimated and methodologies and calculations may vary from those of other utility businesses with similar targets. Carbon emissions is defined as emissions of carbon containing compounds, including carbon dioxide and methane, that are identified as greenhouse gases.